SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                        MARCH 7, 2001
                ----------------------------------------------------------------


Date of earliest event reported:       MARCH 7, 2001
                                ------------------------------------------------


                         DIAMOND OFFSHORE DRILLING, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                          1-13926                    76-0321760
--------------------------------------------------------------------------------
(State or Other               (Commission File Number)         (IRS Employer
  Jurisdiction                                               Identification No.)
of Incorporation)


15415 KATY FREEWAY, HOUSTON, TEXAS                                77094
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code         (281) 492-5300
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




41411.0003

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         On March 7, 2001, Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), issued a press release announcing the Company's decision to redeem, on April 6, 2001, all of its outstanding 3-3/4% Convertible Subordinated Notes Due 2007 (the "Notes") at a redemption price of 102.08% of the principal amount thereof, in accordance with the indenture under which the Notes were issued.

         Filed herewith is such press release.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)       Exhibits.

       Exhibit number          Description
       --------------          -----------

           99.1                Press release of March 7, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIAMOND OFFSHORE DRILLING, INC.

                                       By: /s/ Gary T. Krenek
                                           ------------------------------------
                                           Gary T. Krenek
                                           Vice President and
                                              Chief Financial Officer

Dated: March 7, 2001

                                  EXHIBIT INDEX


       Exhibit number          Description
       --------------          -----------

           99.1                Press release of March 7, 2001